IMPAIRMENT	12 Months Ended
Dec. 31, 2017
Disclosure of impairment loss and reversal of impairment loss [abstract]
Disclosure of impairment of assets [text block]
11. Impairment
In accordance with the Company’s accounting policies, the recoverable amount of an asset or CGU is estimated when an indication of impairment exists. As at December 31, 2017, indicators of impairment existed at the Rainy River CGU.

In January 2018, the Company announced higher expected operating expenses and capital expenditures over Rainy River’s first nine years of operations. The Company has identified the revised operating expense and capital expenditure estimates at Rainy River as an indicator of impairment as at December 31, 2017.

For the year ended December 31, 2017, the Company recorded an after-tax impairment loss of $181.0 million within net loss, as noted below:

Year ended December 31, 2017
(in millions of U.S. dollars)	Rainy River
Impairment charge included within NET LOSS
Rainy River depletable mining properties	268.4
Tax recovery	(87.4)
Total impairment charge after tax	181.0

In the prior year, indicators of impairment existed at the Rainy River CGU and for the Company’s 3% NSR royalty on the production of the Rio Figueroa property (“Rio Figueroa NSR”). The Company had identified the revised capital cost and three-month delay at the Rainy River project and the lack of activity on the Rio Figueroa project as indicators of impairment in the prior year and performed an impairment assessment to determine the recoverable amount of these CGUs at December 31, 2016. In the prior year, an impairment loss of $6.4 million was recorded relating to Rio Figueroa NSR. No impairment loss was recorded at Rainy River in the prior year as the carrying value exceeded the recoverable amount as at December 31, 2016.

For the year ended December 31, 2016, the Company recorded an impairment charge of $6.4 million within net loss, as noted below:

Year ended December 31, 2016
(in millions of U.S. dollars)	Rio Figueroa NSR
Impairment charge included within NET LOSS
Exploration and evaluation assets	6.4

(i) Methodology and key assumptions
Impairment is recognized when the carrying amount of a CGU exceeds its recoverable amount. A CGU is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. Each operating mine and development project represents a separate CGU as each mine site or project has the ability to, or the potential to, generate cash inflows that are separately identifiable and independent of each other. The Company has the following CGUs: New Afton, Mesquite, Peak Mines, Cerro San Pedro, Rainy River, and Blackwater. Other assets consist of corporate assets and exploration properties.

As outlined in Note 2, the Company uses fair value less cost of disposal to determine the recoverable amount of an asset as it believes that this will generally result in a value greater than or equal to the value in use. When there is no binding sales agreement, fair value less costs of disposal is estimated as the discounted future after-tax cash flows expected to be derived from a mine site, less an amount for costs to sell estimated based on similar past transactions. The inputs used in the fair value measurement constitute Level 3 inputs under the fair value hierarchy.

(a) Rainy River CGU:
Key estimates and judgments include production levels, operating costs and other capital expenditures reflected in the Company’s LOM plans, the value of in-situ ounces and land holdings, as well as economic factors beyond management’s control, such as gold and silver prices, discount rates and foreign exchange rates. The Company considers this approach to be consistent with the valuation approach taken by market participants.

Life-of-Mine plans
Estimated cash flows are based on LOM plans which estimate expected future production, commodity prices, exchange assumptions, operating costs and capital costs. The current LOM plan is 14 years. LOM plans use proven and probable mineral reserves only and do not utilize mineral resource estimates for a CGU. When options exist for the future extraction and processing of these resources, an estimate of the value of the unmined mineral resources (also referred to as in-situ ounces) is included in the determination of fair value.

In-situ ounces
In-situ ounces are excluded from the LOM plans due to the need to continually reassess the economic returns on and timing of specific production options in the current economic environment. The value of in-situ ounces has been estimated based on an enterprise value per equivalent resource ounce, with the enterprise value based on the market capitalization of a subset of publicly traded companies.

Discount rates
When discounting estimated future cash flows, the Company uses a real after-tax discount rate that is designed to approximate what market participants would assign. This discount rate is calculated using the Capital Assets Pricing Model (“CAPM”). The CAPM includes market participants’ estimates for equity risk premium, cost of debt, target debt to equity, risk-free rates and inflation. For the December 31, 2017 impairment analysis, a real discount rate of 4.00% was used (2016 - real discount rate of 5.50%).

Commodity prices and exchange rates
Commodity prices and exchange rates are estimated with reference to external market forecasts. The rates applied have been estimated using consensus commodity prices and exchange rate forecasts. For impairment analysis, the following commodity prices and exchange rate assumptions were used:

As at December 31, 2017			As at December 31, 2016
(in U.S. dollars, except where noted)	2018 - 2022 Average	Long term	2017 - 2021 Average	Long term
Commodity prices
Gold ($/ounce)	1,300	1,300	1,325	1,300
Silver ($/ounce)	19.16	19.25	19.66	20.00
Exchange rates
CAD:USD	1.24	1.24	1.31	1.30

Significant judgments and assumptions are required in making estimates of fair value. It should be noted that CGU valuations are subject to variability in key assumptions including, but not limited to, long-term gold prices, currency exchange rates, discount rates, production, operating and capital costs. Any variation in one or more of the assumptions used to estimate fair value could result in a change in a CGU’s fair value.

(b) Rio Figueroa NSR:
Key estimates and judgments used in the fair value less cost of disposal calculation are estimates of production levels, probability of the project being developed and economic factors beyond management’s control, such as copper prices and discount rates.

(ii) Impact of impairment tests
The Company calculated the recoverable amount of the Rainy River CGU using the fair value less cost of disposal method as noted above. For the year ended December 31, 2017, the Company recorded pre-tax impairment losses of $268.4 million, $181.0 million net of tax, within net loss. The fair value of the Rainy River CGU was negatively impacted by higher expected operating expenses and capital expenditures over the LOM.

For the year ended December 31, 2016, the Company recorded impairment losses of $6.4 million related to the Rio Figueroa NSR, within net loss.

(iii) Sensitivity analysis
After effecting the impairment for the Rainy River CGU, the fair value of this CGU is assessed as being equal to its respective carrying amount as at December 31, 2017. Any variation in the key assumptions used to determine fair value would result in a change of the assessed fair value. It is estimated that changes in the key assumptions would have the following approximate impact on the fair value of the Rainy River CGU at December 31, 2017:

As at December 31, 2017
(in millions of U.S. dollars)	Rainy River
Impact of changes in the key assumptions used to determine fair value
$100 per ounce change in gold price	235.1
0.5% change in discount rate	25.9
5% change in exchange rate	106.5
5% change in operating costs	90.3
5% change in in-situ ounces	20.2